COHEN & STEERS GLOBAL REALTY SHARES, INC.

Class I (CSSPX) Shares

Supplement dated June 21, 2013 to

Summary Prospectuses and Prospectuses dated May 1, 2013

Fee Limitation Agreement

The Board of Directors of the Fund has approved a fee waiver/expense reimbursement agreement, effective July 1, 2013 through June 30, 2015, whereby Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”), will contractually agree to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain total annual Fund operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) at 1.05% for Class I shares. Once effective, this contractual agreement can only be amended or terminated prior to its expiration date by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the Advisor.

Accordingly, the “Fund Fees and Expenses – Total Annual Fund Operating Expenses” sections of the Summary Prospectuses and Prospectuses are hereby supplemented in its entirety:

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.90%
Other Expenses	0.26%
Service Fee	0.04%

Total Annual Fund Operating Expenses(1)	1.20%
Fee Waiver/Expense Reimbursement(1)	(0.15)%
Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement) (1)	1.05%

(1)	Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the Advisor), has contractually agreed, through June 30, 2015, to waive its fee or reimburse expenses to the extent necessary to maintain the Fund’s total annual operating expenses (excluding acquired fund fees and expenses; and extraordinary expenses) at 1.05% for the Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimbursement expenses after June 30, 2015 (through June 30, 2015, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$108	$336	$582	$1,288

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CSFAXSUPI-0613